New Fortress Energy Discloses Notice from Nasdaq NEW YORK--(BUSINESS WIRE)--May 27, 2025-- New Fortress Energy Inc. (Nasdaq: NFE) (“NFE” or the “Company”) today announced its receipt of an expected notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because the Company has not yet filed its Form 10-Q for the period ended March 31, 2025 (“Form 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”). The Rule requires listed companies to timely file all required periodic financial reports with the SEC. The Company is continuing to work diligently to finalize and file its Form 10-Q as soon as possible. The Company expects that its Form 10-Q will be consistent with the financial statements for the quarter ended March 31, 2025 that were publicly released on May 14, 2025. The Notice states that the Company has 60 calendar days from the date of the Notice to submit a plan to regain compliance with the Rule and the Company expects to file the 10-Q well before the plan is due to Nasdaq. If Nasdaq accepts the Company’s plan to regain compliance, Nasdaq may grant the Company up to 180 calendar days from the prescribed due date of the Form 10-Q, or until November 11, 2025, to file the Form 10-Q to regain compliance. The Notice has no immediate impact on the listing or trading of the Company’s securities on the Nasdaq Stock Market. If the Company fails to timely regain compliance with Nasdaq’s listing rules, the Company’s Class A common stock will be subject to delisting from Nasdaq. About New Fortress Energy Inc. New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The Company owns and operates natural gas and liquefied natural gas (LNG) infrastructure and an integrated fleet of ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the Company’s assets and operations reinforce global energy security, enable economic growth, enhance environmental stewardship and transform local industries and communities around the world. Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, the Company’s future financial performance or the Company’s projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition or the stock prices of the Company. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described herein will not be achieved. These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Any forward- looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s annual report, quarterly and other reports filed with the SEC, which could cause its actual results to differ materially from those contained in any forward-looking statement. The Company undertakes no duty to update these forward- looking statements, even though its situation may change in the future. View source version on businesswire.com: https://www.businesswire.com/news/home/20250527053024/en/ Investors ir@newfortressenergy.com Media press@newfortressenergy.com Source: New Fortress Energy Inc.